SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  October 12, 2000


                   MONONGAHELA POWER COMPANY
     (Exact name of registrant as specified in its charter)

Ohio                     1-5164                   13-5229392
(State or other          (Commission File         (IRS Employer
jurisdiction of          Number)                  Identification
incorporation)                                    Number)


                      1310 Fairmont Avenue
                       Fairmont, WV 26554

            (Address of principal executive offices)


Registrant's telephone number, including area code:  (304)366-3000


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Item 1-4.      Not Applicable

Item 5.        Other Events

               On October 12, 2000, Monongahela Power Company withdrew its proposal to amend its Articles of Incorporation. The Proposal, which failed to gain sufficient support from shareholders, would have removed from the Articles a provision that limits the Company's flexibility to issue or assume certain types of debt. Attached as Exhibit 99.1 is a copy of the press release issued by Monongahela Power Company regarding the adjournment.

Item 6.        Not Applicable

Item 7.        Financial Statements and Exhibits

Item 7(a)-(b). Not Applicable

Item 7(c).     Exhibits

               Ex. 99.1 Press release dated October 12, 2000,issued by Monongahela Power Company

Item 8.        Not Applicable



                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Monongahela Power Company

Dated:  October 12, 2000        By:  /s/ THOMAS K. HENDERSON


                                Name:        Thomas K. Henderson
                                Title:       Vice President


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                         EXHIBIT INDEX


Exhibits                 Description

Ex. 99.1       Press release dated October 12, 2000, issued by
               Monongahela Power Company